DELAWARE(SM)
INVESTMENTS
------------

Delaware Tax-Free Pennsylvania Fund

Tax-Exempt Income


[GRAPHIC OMITTED]


2001 ANNUAL REPORT

TABLE OF CONTENTS
-----------------

Letter to Shareholders                            1

Portfolio Management
Review                                            3

Performance Summary                               7

Financial Statements

  Statement of Net Assets                         8

  Statement of Operations                        12

  Statements of Changes in
  Net Assets                                     13

  Financial Highlights                           14

  Notes to Financial
  Statements                                     17

  Report of Independent
  Auditors                                       20


A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes. o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service. o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder


"IN CONTRAST TO THE CORPORATE SECTOR, STATE AND LOCAL GOVERNMENT CREDIT WORTH DID NOT WEAKEN IN THE FALL OF 2000."


April 9, 2001

Recap of Events -- During the fiscal year ended February 28, 2001, the U.S. economy slowed significantly. Weak corporate profits and discouraging economic indicators increased as the year progressed, contributing to poor performance in U.S. stock indexes and leading the Federal Reserve Board to begin a series of interest rate cuts in January.

The dim profit picture late in 2000 led to frequent credit downgrades for U.S. corporations. As a result, investors seeking refuge in fixed-income investments often reached for securities with the highest credit ratings. In contrast to the corporate sector, state and local government credit worth did not weaken in the fall of 2000. As a result, municipal bonds were among those investments that often appealed to investors seeking safety.

At the start of the fiscal year, interest rate hikes, coupled with the U.S. Treasury buyback and April 2000 turmoil in the U.S. stock market, led to a marked increase in demand for the safety of bonds. With many investors looking to offset higher-risk holdings in 2000, and with municipal credit being strong, demand for municipal bonds generally remained high throughout the year ended February 28, 2001.

After a quiet start to 2001 in which supply remained scarce, new municipal bond issuance increased quickly and was booming by the end of February. The national 30-day visible supply, which is a forecast of bond issues coming to market over the next month, had climbed by February 28, 2001 to more than $9 billion -- an extremely high level of upcoming issuance (Source: Thomson Municipals Group). The result was better bond selection in many states, as well as higher yields.

As of February 28, 2001, the national average yield on the 30-year AAA municipal bond stood at 5.29%. By comparison, the 30-year Treasury bond was yielding 5.28% and the two-year Treasury note 4.36% (Source: Bloomberg).



Total Return

For the period ended February 28, 2001                       One Year
----------------------------------------------------------------------
Delaware Tax-Free Pennsylvania Fund -- Class A Shares         +10.47%

Lipper Pennsylvania Municipal Debt Funds Average (64 funds)   +11.13%
----------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                          +12.34%
----------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the indexes can be found on page 7. The Lipper category represents the average returns of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Delaware Tax-Free Pennsylvania Fund returned +10.47% (Class A shares at net asset value with distributions reinvested) during the year ended February 28, 2001. Performance trailed that of the Lipper Pennsylvania Municipal Debt Funds Average, which rose 11.13% for the same period. The Fund also trailed its benchmark, the Lehman Brothers Municipal Bond Index, which rose 12.34%.

Market Outlook -- Although the slowing U.S. economy poses challenges to municipal investors, we are cautiously optimistic about the rest of the year.

Municipal credit upgrades by Moody's Investors Service outpaced downgrades in 2000 by a ratio of greater than five to one overall, and greater than 10 to one among tax-backed municipal bonds. Although we believe that municipal credit should remain strong, we think that 2001 will be hard-pressed to repeat those numbers. In our opinion, a slower pace of consumer spending and job creation, coupled with weakening real estate price appreciation, could diminish municipal tax revenue growth during the coming year. Yet a number of factors are currently working in favor of municipal credit, including strong debt protection, slower debt growth, and more conservative budgets that are a result of the anticipated weakening of revenue growth.

Municipal bond investors may also have noticed that a White House tax cut could be in store for this year. We expect the effects of any such cut will have a minimal impact on the municipal market and will be slow in evolving. We believe the approval process for a tax bill is likely to be drawn out, and that any plan calling for slowly phased-in decreases in tax rates is unlikely to have a strong near-term impact for municipal investors.

More importantly, we think there is evidence that the current economic downturn may be modest and short-lived. Presently, it appears that the Federal Reserve Board may try to stimulate the economy through further interest rate cuts in 2001 -- a factor which could benefit your Fund going forward.

We believe that municipal bond funds continue to be important investment vehicles which can provide diversification and tax-advantaged investing.* Thank you for your continued commitment to Delaware Investments.


Sincerely,

/s/ Charles E. Haldeman, Jr.             /s/ David K. Downes
-------------------------------------    ---------------------------------------
Charles E. Haldeman, Jr.                 David K. Downes
Chairman,                                President and Chief Executive Officer,
Delaware Investments Family of Funds     Delaware Investments Family of Funds

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Mitchell L. Conery
Senior Portfolio Manager

Patrick P. Coyne
Senior Portfolio Manager

April 9, 2001


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
The fiscal year ended February 28, 2001, did not begin very favorably in the municipal markets. However, the slowing economy and eventually declining interest rates contributed to a shift in investor sentiment as the year progressed.

Municipal bond markets performed strongly during the period, as the U.S. economy showed signs that it was slowing significantly faster than many investors had previously anticipated. During the fourth quarter of 2000, as the economy slowed, fundamental credit deterioration became evident in the corporate sector. However, municipal credit quality remained at very high levels, and rating agencies continued to upgrade many more municipal bonds than they downgraded (Source: Moody's Investors Service).

By the end of the fiscal year, money was flowing back into tax-free mutual funds at a significant pace as investors displayed heightened concerns about the stock market and the corporate bond market (Source: AMG Data Services). The supply of tax-free issues had also rebounded considerably as municipalities and other issuers rushed to take advantage of lower borrowing costs. In addition, refinancings and new issuance were rising.

Portfolio Highlights
Throughout the year, we remained concerned about potential changes in the laws that govern Medicaid and Medicare. As a result, we have limited our exposure to hospitals and healthcare related issues. Over the past three years, 75% of the credit downgrades made by Standard & Poor's have been in either healthcare or housing. We hold significantly fewer bonds in both sectors than do many of our peers.

We have also avoided issues insured by American Capital Access, a domestic financial guaranty company offering an A rating to debt issuers. As an insurer, American Capital Access has faced financial difficulties and was placed on "credit watch" by the major rating agencies.

Instead, we have focused our primary investments on college and university bonds, tax allocation bonds, and other infrastructure projects. We have long perceived water and sewer as attractive sectors because they involve indispensable public services. When structured properly, we believe these issues can be among the strongest credits in the municipal markets.

Over the past few months, we have made a concerted effort in many of our Funds to "coupon down," or purchase securities with lower interest rates which may be trading at discounted prices. As part of this strategy, we have sold some bonds with higher coupons. When interest rates fall, discount bonds typically offer a greater price appreciation potential than bonds selling at a premium.

We are also beginning to consider additional investments in selected lower credit issues. With credit a concern in the municipal markets, the difference -- or spread -- between the yields of lower-rated and higher-rated issues has reached its widest level in eight years. We think that investing in some carefully chosen lower-rated bonds can enhance the yield of the Fund without subjecting it to excessive risk.

As always, we closely monitored the Fund's duration, an indicator of a bond or bond fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates.

For the year ended February 28, 2001, the Fund returned +10.47% (Class A shares at net asset value with distributions reinvested). The performance lagged the Lipper class for Pennsylvania, primarily because of the performance of two high-yield industrial development revenue bonds that are held in the Fund.

The first of these is a bond issue from USG (formerly U.S. Gypsum), which is among the largest producers of wall board products and other home building materials in the country. During the past year, companies in similar markets as USG, such as Owens Corning and Armstrong World Industries, were forced to file for bankruptcy protection after being found liable in asbestos exposure cases. Based on uncertainties surrounding the litigation, USG was downgraded from BAA to BB+ and remains on credit watch. USG is financially stronger than both Owens Corning and Armstrong and, if need be, should have the ability to withstand litigation.

USG taxable issues have begun trading at higher prices as of late. Tax-free issues typically lag behind their taxable counterparts, but ultimately should follow suit. Also of note, high-profile value investor Warren Buffet has recently accumulated a sizable investment in the company. We believe this could bolster the bond's price.

The other tax-free corporate issue which was negatively impacted during the fiscal year was USX (formerly U.S. Steel). Management of the holding company that owns USX has announced its intent to review options, including splitting up the company in order to maximize shareholder value. Due to the uncertainty related to this situation, the bond we hold has been under significant price pressure despite its credit rating remaining intact. By the close of our fiscal year, the bond's price had bounced back from its lowest levels.

Portfolio Characteristics

As of February 28, 2001
---------------------------------------------------------------------
Current 30-Day SEC Yield*                                      +4.39%
---------------------------------------------------------------------
Average Duration**                                         8.42 years
---------------------------------------------------------------------
Average Effective
   Maturity***                                            12.76 years
---------------------------------------------------------------------
Average Credit Quality                                              A
---------------------------------------------------------------------

  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield for Class B and C shares was
   +3.76%.


 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.


***Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.


Although the "event risk" that these bonds experienced impacted the performance of the Fund during the fiscal year, neither USG nor USX missed any payments. We continue to hold both bonds, and are confident they can rebound and perform well in the future.

We believe Delaware Tax-Free Pennsylvania Fund is well positioned for the future. The average coupon in the Fund declined over the fiscal year and is primed for price appreciation should interest rates continue to decline. We did not buy any bonds that fell into bankruptcy from the difficulties faced by the state hospital system (Allegheny Health, Education, and Research Foundation). We have also lightened up on issues related to the University of Pennsylvania Health System and Temple University Hospital, which have both suffered fiscal problems.

Outlook
We think that the state of the municipal market appears solid early in 2001. In the currently slowing economic environment, tax-free issues should continue to perform quite well, both in absolute terms and relative to other types of securities.

The Federal Reserve has been quick to respond to the economic sluggishness thus far, and we believe they are likely to continue on a course of lowering short-term interest rates. Investors have continued to shun the equity markets, which are encountering ongoing profit warnings and lower earnings expectations. Taxable corporate bonds face similar pressures with regard to credit risk. We think that as investors seek high credit quality, more of them will turn to the municipal markets as an attractive alternative. By historical standards, municipals currently appear cheap to comparable U.S. Treasury securities, and we believe they offer more attractive yields.

While some analysts believe that the healthcare sector has bottomed-out with regard to credit, we are not ready to jump back into this sector. The devastating Allegheny credit crunch in Pennsylvania remains fresh in our minds, and Medicaid/Medicare uncertainties are yet to be resolved. However, we feel that many discounted, lower-credit issues are primed to benefit in the current declining interest rate environment. We will continue to closely examine some lower credits in an effort to enhance the overall yield of the Fund.

In our opinion, a continued decline in interest rates should increase the relative demand for municipal bond mutual funds versus the purchase of individual bonds. The lesser interest rate sensitivity of municipal bond mutual funds makes their relative yields higher, as their prices rally less in response to declining interest rates.

We believe that the role that municipal bonds play for investors is likely to remain unchanged. The President's proposed tax cut, for instance, would be phased in over several years and we think it is unlikely to have any dramatic impact on the municipal bond market. As always, we believe that the tax-free markets may offer tremendous opportunities for diversification and tax advantages for investors of all shapes and sizes.

30 Year AAA-Rated Municipal Bond

Tax-Equivalent Yields
As of February 28, 2001

(chart omitted)

Income          Tax-equivalent
Tax Bracket     Yield                               As of February 28, 2001,
-----------     --------------                      the yield on 30-year
  15%               6.22%                           AAA-rated municipal bonds
  28%               7.35%                           was 5.29% (Source:
  31%               7.67%                           Bloomberg). The chart
  36%               8.27%                           shows what the equivalent
  39.6%             8.76%                           yield would be on a taxable
                                                    investment for investors in
                                                    each tax bracket.*



*Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

 (Source: Bloomberg)

FUND BASICS
-----------

As of February 28, 2001

Fund Objective
The Fund seeks as high a level of current income exempt from federal income tax and from Pennsylvania state personal income tax as is consistent with preservation of capital.

Total Fund Net Assets
$735.58 million

Number of Holdings
115

Fund Start Date
March 23, 1977

Your Fund Managers
Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in Finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as a municipal bond Investment Officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in Finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1989.

Nasdaq Symbols
Class A    DELIX
Class B    DPTBX
Class C    DPTCX


DELAWARE TAX-FREE PENNSYLVANIA FUND PERFORMANCE
-----------------------------------------------

Growth of a $10,000 investment
February 28, 1991 through February 28, 2001
(chart omitted)

                Delaware Tax-Free Pennsylvania          Lehman Brothers
   Feb              Fund -- Class A Shares           Municipal Bond Index
----------      ------------------------------       --------------------
02/28/1991                 $ 9,630                          $10,000
02/29/1992                 $10,699                          $10,999
02/28/1993                 $12,111                          $12,513
02/28/1994                 $12,791                          $13,205
02/28/1995                 $12,907                          $13,454
02/29/1996                 $14,208                          $14,940
02/28/1997                 $14,826                          $15,763
02/28/1998                 $15,966                          $17,204
02/28/1999                 $16,707                          $18,262
02/29/2000                 $15,838                          $17,882
02/28/2001                 $17,499                          $20,089

Chart assumes $10,000 invested on February 28, 1991 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive year shown. The Lehman Brothers Municipal Bond Index is an unmanaged composite that measures the performance of municipal bonds with a variety of quality ratings from many states. You cannot invest directly in an index, which is a hypothetical portfolio. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Past performance is not a guarantee of future results

Average Annual Total Returns
Through February 28, 2001         Lifetime   Ten Years   Five Years    One Year
-------------------------------------------------------------------------------
Class A (Est. 3/23/77)
   Excluding Sales Charge          +6.24%      +6.16%       +4.27%     +10.47%
   Including Sales Charge          +6.08%      +5.76%       +3.48%      +6.33%
-------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge          +4.26%                   +3.45%      +9.59%
   Including Sales Charge          +4.26%                   +3.12%      +5.59%
-------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge          +3.51%                   +3.44%      +9.58%
   Including Sales Charge          +3.51%                   +3.44%      +8.58%
-------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and for periods after June 1, 1992 have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for Class A shares of Delaware Tax-Free Pennsylvania Fund during the period included in the Lifetime total return numbers shown. Performance would have been lower had the expense limitation not been in effect.

Statement of Net Assets

DELAWARE TAX-FREE PENNSYLVANIA FUND
-----------------------------------
                                                      Principal       Market
February 28, 2001                                       Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.66%
Continuing Care/Retirement Revenue Bonds - 1.31%
Delaware County Authority Revenue
  (Main Line & Haverford Nursing and
  Rehabilitation Center) 9.00% 8/1/22 ..............  $1,925,000    $2,088,644
Lancaster Pennsylvania Authority for Industrial
  Development Revenue - (Garden Spot
  Village Project) Series A 7.625% 5/1/31 ..........   1,650,000     1,667,391
Montgomery County Higher Education and
  Health Authority Revenue (Foulkeways at
  Gwynedd Project) 6.75% 11/15/30 ..................   1,000,000       991,120
Philadelphia Pennsylvania Authority for
  Industrial Development Revenue (Stapley
  Germantown Continuing Care Community)
  6.60% 1/1/16 .....................................   5,250,000     4,883,708
                                                                    ----------
                                                                     9,630,863
                                                                    ----------
Higher Education Revenue Bonds - 15.43%
Allegheny County Higher Educational Building
  Authority University Revenue (Duquesne
  University) 5.00% 4/1/19 (AMBAC) .................   1,000,000       979,550
Dauphin County General Authority College
  Revenue (Holy Family College)
  7.50% 12/1/19 ....................................   3,025,000     3,138,770
Delaware County Authority College Revenue
  (Eastern College) Series B
  5.50% 10/1/19 ....................................   1,500,000     1,390,425
  5.50% 10/1/24 ....................................   2,850,000     2,583,012
  (Haverford College)
  5.75% 11/15/29 ...................................   1,875,000     1,981,631
Gettysburg Municipal Authority College
  Revenue (Gettysburg College) Series B
  4.75% 8/15/23 (AMBAC) ............................   2,100,000     1,951,152
Indiana County Industrial Development Authority
  Revenue (Indiana University Student Co-op
  Association, Inc.) Series A
  5.875% 11/1/24  (AMBAC) ..........................   1,000,000     1,033,460
  Series A 5.875% 11/1/29 (AMBAC) ..................   1,000,000     1,031,980
Lycoming County Pennsylvania Authority
  College Revenue (Pennsylvania College of
  Technology) 5.375% 7/1/30 (AMBAC) ................   5,000,000     5,064,450
Montgomery County Higher Education and
  Health Authority Revenue (Beaver College)
  5.85% 4/1/21 (Connie Lee) ........................   5,465,000     5,709,012
Montgomery County Pennsylvania Industrial
  Development Authority Revenue (Hill School
  Project) 5.35% 8/15/27 (MBIA) ....................   5,870,000     5,891,484
Pennsylvania State Higher Education
  Assistance Capital Acquisition 5.875%
  12/15/30 (MBIA) ..................................   7,385,000     7,830,168
                                                      Principal       Market
                                                        Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Higher Education Revenue Bonds (continued)
Pennsylvania State Higher Educational Facilities
  Authority College Revenue
  (Allegheny College)
  Series B 5.00% 11/1/26 (MBIA) ....................  $2,700,000  $  2,607,066
  (Chestnut Hill College)
  6.00%10/1/29 .....................................   3,860,000     3,570,577
  (Drexel University)
  6.00% 5/1/29 .....................................   3,400,000     3,554,802
  (Elizabethtown College)
  6.50% 6/15/15 ....................................   6,700,000     6,910,447
  (LaFayette College)
  6.00% 5/1/30 .....................................   2,500,000     2,681,025
  (Philadelphia University)
  6.00% 6/1/29 (Asset Gty) .........................   1,800,000     1,903,914
  (Temple University)
  5.75% 4/1/31 (MBIA) ..............................   8,000,000     8,003,920
  (University of Pennsylvania)
  4.75% 7/15/33 ....................................  14,420,000    13,049,523
  5.90% 9/1/15 .....................................   4,205,000     4,409,405
  (University of Scranton)
  5.00% 11/1/20 (AMBAC) ............................   2,000,000     1,959,380
  (Ursinus College)
  5.90% 1/1/27 .....................................   2,000,000     1,984,620
Pennsylvania State Higher Educational
  Facilities Authority State System Series M
  5.75% 6/15/20 (AMBAC) ............................  17,730,000    18,233,532
Swarthmore Borough Authority (Swarthmore
  College) 6.00% 9/15/12 ...........................   5,730,000     6,030,825
                                                                  ------------
                                                                   113,484,130
                                                                  ------------
Hospital Revenue Bonds - 19.91%
Allegheny County Pennsylvania Hospital
  Authority Health System Revenue
  (Catholic Health East)
  4.875% 11/15/26 (AMBAC) ..........................   8,500,000     7,836,405
Allegheny County Pennsylvania Hospital
  Development Authority Revenue Health
  Center (UPMC Health)
  Series B 6.00% 7/1/23 (MBIA) .....................   5,745,000     6,384,189
  Series B 6.00% 7/1/24 (MBIA) .....................   5,000,000     5,562,050
  Series B 6.00% 7/1/26 (MBIA) .....................   4,750,000     5,292,165
  Series B 6.00% 7/1/27 (MBIA) .....................   9,325,000    10,406,514
Berks County Pennsylvania Municipal Authority
  (Health Care Reading Hospital Pooled
  Financing) 5.00% 3/1/28 ..........................  20,000,000    18,115,200
Chester County Pennsylvania Health and
  Educational Facilities Authority Health
  System Revenue
  (Jefferson Health Systems) Series B
  5.375% 5/15/27 ...................................  10,000,000     9,626,700
  (Mercy County Health Corporate)
  6.00% 12/15/26 ...................................   3,500,000     3,653,370

                                                      Principal       Market
Delaware Tax-Free Pennsylvania Fund                     Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Hospital Revenue Bonds (continued)
Pennsylvania Economic Development Financing
  Authority Revenue (Dr. Gertrude A. Barber
  Center, Inc.) 5.90% 12/1/30 (Asset Gty) ..........  $2,250,000  $  2,312,775
Philadelphia Pennsylvania Hospital Higher
  Education Facilities Authority Hospital
  Children's Hospital of Philadelphia)
  Series A 5.50% 2/15/22 ...........................   5,600,000     5,534,704
  (Children's Seashore House)
  Series A 7.00% 8/15/17 ...........................   3,100,000     3,271,833
  Series B 7.00% 8/15/22 ...........................   2,100,000     2,216,403
  (Jeanes Health System Project)
  6.85% 7/1/22 .....................................  18,020,000    17,878,183
  (Presbyterian Medical Center)
  6.65% 12/1/19 ....................................  13,000,000    15,376,790
  (Roxborough Memorial Hospital)
  7.25% 3/1/24 .....................................  11,830,000    10,903,238
Sayre Pennsylvania Health Care Facilities
  (Guthrie Health Care System)
  Series A 6.00% 3/1/21 (AMBAC) ....................   2,250,000     2,251,575
Sayre Pennsylvania Health Care Facilities
  (VHA of Pennsylvania, Inc.) (Capital Asset
  Financing Program-Guthrie Medical Center)
  Series A 7.625% 12/1/15 (AMBAC) ..................   1,000,000     1,029,450
  Series B 7.625% 12/1/15 (AMBAC) ..................   2,490,000     2,563,331
Scranton-Lackawanna Health and Welfare
  Authority (Allied Services Rehabilitation
  Hospitals) 7.60% 7/15/20 .........................   5,640,000     5,782,072
Westmoreland County Pennsylvania Industrial
  Development Authority Hospital Revenue
  (Citizen General Hospital) 5.25% 7/1/15 ..........  11,000,000    10,431,850
                                                                  ------------
                                                                   146,428,797
                                                                  ------------
Housing Revenue Bonds - 8.43%
Allegheny County Pennsylvania Residential
  Finance Authority Revenue Single Family
  Mortgage Series II
  5.90% 11/1/32 (GNMA) .............................   1,355,000     1,393,076
Montgomery County Pennsylvania
  Redevelopment Authority Multi-Family
  Housing (KBF Associates Project)
  Series A 6.50% 7/1/25 ............................  26,560,000    27,078,451
  Series B 7.25% 7/1/25 ............................  14,675,000    14,819,255
Pennsylvania Housing Finance Agency Single
  Family Mortgage
  Series 57A 6.15% 4/1/27 (AMT) (FHA) ..............   5,000,000     5,209,000
  Series 66A 5.65% 4/1/29 (AMT) ....................   3,950,000     4,000,481
  Series 69A 6.25% 4/1/31 (AMT) (FHA) ..............   1,000,000     1,053,030
  Series 70A 5.90% 4/1/31(AMT) .....................   8,250,000     8,473,080
                                                                  ------------
                                                                    62,026,373
                                                                  ------------
                                                      Principal       Market
                                                        Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Industrial Development Revenue Bonds - 4.54%
Allegheny County Authority Industrial
  Development Environmental Improvement
  Revenue (USX Corp.)
  5.50% 12/1/29 .................................... $13,000,000   $10,919,220
Carbon County Pennsylvania Industrial
  Development Authority (Panther Creek
  Partners Project) 6.65% 5/1/10 (AMT) .............  10,000,000    10,267,900
Pennsylvania Economic Development Financing
  Authority Solid Waste Disposal Revenue
  (USG Corp. Project) 6.00% 6/1/31 .................  18,175,000    12,180,340
                                                                   -----------
                                                                    33,367,460
                                                                   -----------
Pollution Control Revenue Bonds - 12.50%
Beaver County Pennsylvania Industrial
  Development Authority Pollution Control Revenue
  (Atlantic Richfield Company)
  5.95% 7/1/21 .....................................   5,100,000     5,110,353
  (Cleveland Electric Illuminating)
  7.625% 5/1/25 ....................................   8,500,000     9,062,105
  Series A 7.75% 7/15/25 ...........................  10,000,000    10,728,700
Cambria County Pennsylvania Industrial
  Development Authority Pollution Control
  Revenue (Pennsylvania Electric Company)
  5.80% 11/1/20 (MBIA) .............................   4,500,000     4,685,490
  6.05% 11/1/25 (MBIA) .............................   9,700,000    10,190,917
Delaware County Pennsylvania Industrial
  Development Authority Pollution Control
  Revenue (Philadelphia Electric Company)
  Series A 5.20% 4/1/21 ............................  15,500,000    15,660,890
Lehigh County Pennsylvania Industrial
  Development Authority Pollution Control
  Revenue (Pennsylvania Power and
  Light Company)
  Series A 6.40% 11/1/21 (MBIA) ....................   7,000,000     7,390,110
  Series B 6.40% 9/1/29 (MBIA) .....................  15,000,000    15,970,800
Montgomery County Industrial Development
  Authority Pollution Control Revenue
  (Philadelphia Electric Company)
  Series A 5.20% 10/1/30 ...........................  11,500,000    11,619,370
Schuylkill County Pennsylvania Industrial
  Development Authority Resource Recovery
  Center (Schuylkill Energy Resource)
  6.50% 1/1/10 (AMT) ...............................   1,540,000     1,500,037
                                                                   -----------
                                                                    91,918,772
                                                                   -----------
Ports & Harbors Revenue Bonds - 1.43%
Delaware River Port Authority
  5.70% 1/1/21 (FSA) ...............................   8,560,000     9,056,651
Erie Western Pennsylvania Port Authority
  General Revenue 6.25% 6/15/10 (AMT) ..............   1,365,000     1,435,052
                                                                   -----------
                                                                    10,491,703
                                                                   -----------
                                                                               9

                                                      Principal       Market
Delaware Tax-Free Pennsylvania Fund                     Amount        Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
*Pre-Refunded/Escrowed to Maturity Bonds - 11.92%
 Abington School District
   6.00% 5/15/26-06 (FGIC) .........................$  6,000,000  $  6,611,160
 Allegheny County Pennsylvania Hospital
   Development Authority Revenue (Health
   Facilities) 6.00% 5/1/20-02 (MBIA) ..............   1,500,000     1,543,980
 Allegheny County Pennsylvania Sanitation
   Authority Revenue Series 91C
   6.50% 12/1/16-01 (FGIC) .........................   4,500,000     4,605,705
 Cambria County Hospital Development
   Authority Health Care Revenue (Allegheny
   Lutheran Social Ministries)
   8.25% 6/15/17-02 ................................   3,250,000     3,437,655
 Delaware County Authority University Revenue
   (Villanova University) 9.625% 8/1/02
   (Escrowed to Maturity) ..........................     200,000       210,992
 Harrisburg Water Authority Revenue
   7.00% 7/15/15-01 (FGIC) .........................   2,500,000     2,534,075
 Pennsylvania Intergovernmental Cooperative
   Authority Special Tax (City of
   Philadelphia Funding Program)
   6.80% 6/15/22-02 ................................   2,125,000     2,215,929
 Pennsylvania State Higher Educational
   Facilities Authority Revenue College
   Revenue (LaSalle University)
   9.50% 5/1/03 (Escrowed to Maturity) .............     200,000       208,352
 Pennsylvania State Turnpike Commission
   Turnpike Revenue
   Series I 7.20% 12/1/17-01 (FGIC) ................   8,915,000     9,343,901
   Series J 7.20% 12/1/17-01 (FGIC) ................   8,995,000     9,427,749
 Philadelphia Authority for Industrial
   Development Revenue (Cathedral Village)
   7.25% 4/1/15-03 .................................   2,000,000     2,174,140
 Philadelphia Pennsylvania Authority For
   Industrial Development Industrial and
   Commercial Revenue (Girard Estates
   Facilities Leasing)
   5.00% 5/15/27 (Escrowed to Maturity) ............   7,500,000     7,299,675
 Philadelphia Water & Sewer Revenue
   7.00% 8/1/18-01 .................................  20,650,000    20,964,706
 Pittsburgh Water & Sewer Revenue
   7.25% 9/1/14 (FGIC) (Escrowed
   to Maturity) ....................................   9,000,000    10,994,490
 Pottsville Pennsylvania School District
   9.375% 5/1/06 (AMBAC) (Escrowed
   to Maturity) ....................................     900,000     1,024,119
 Puerto Rico Commonwealth General
   Obligation 6.00% 7/1/22-02 ......................   3,585,000     3,768,839
 Swarthmore Borough Authority (Swarthmore
   College) 6.00% 9/15/12-02 .......................   1,270,000     1,343,381
                                                                   -----------
                                                                    87,708,848
                                                                   -----------
                                                      Principal       Market
                                                        Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
School District General Obligation Bonds - 1.60%
Belle Vernon Pennsylvania School District
  Series C 5.00% 4/1/25 ............................  $5,335,000  $  5,196,290
Gateway Pennsylvania School District
  Allegheny County 5.25% 7/15/22 (FGIC) ............   1,900,000     1,905,491
McGuffey Pennsylvania School District
  Series B 4.75% 8/1/28 (AMBAC) ....................   2,750,000     2,520,238
Norwin Pennsylvania School District
  6.00% 4/1/30 (FGIC) ..............................   2,000,000     2,155,940
                                                                  ------------
                                                                    11,777,959
                                                                  ------------
Transportation Revenue Bonds - 3.99%
Allegheny County Pennsylvania Airport
  Revenue (Pittsburgh International Airport)
  5.75% 1/1/14 (AMT) (MBIA) ........................   6,910,000     7,488,436
Lehigh Northampton Pennsylvania
  Airport Series A
  6.00% 5/15/25 (AMT) (MBIA) .......................   1,525,000     1,618,437
  6.00% 5/15/30 (AMT) (MBIA) .......................   2,700,000     2,861,352
Pennsylvania Economic Development
  (Amtrak) Series A
  6.375% 11/1/41 ...................................   5,000,000     5,003,400
Pennsylvania State Turnpike Commission
  Series L 6.25% 6/1/11 (AMBAC) ....................   9,000,000     9,237,150
  Series N 6.50% 12/1/13 ...........................   3,000,000     3,128,820
                                                                  ------------
                                                                    29,337,595
                                                                  ------------
Waste Disposal Revenue Bonds - 2.16%
Borough of New Morgan Pennsylvania
  Guaranteed Revenue 8.00% 11/1/05 .................   5,875,000     6,009,361
Chester, Pennsylvania Guaranteed
  Host Community Resource Recovery
  7.25% 12/1/05 ....................................   8,725,000     8,841,217
Greater Lebanon Refuse Authority Solid
  Waste Revenue Refunding (Lancaster County)
  7.00% 11/15/04 ...................................     995,000     1,032,004
                                                                  ------------
                                                                    15,882,582
                                                                  ------------
Water & Sewer Revenue Bonds - 2.66%
Dauphin County Industrial Development
  Authority Water Development Revenue
  (General Waterworks)
  Series B 6.70% 6/1/17 ............................   1,750,000     2,020,218
Delaware County Industrial Development
  Authority Water Revenue (Philadelphia
  Suburban Water)
  6.00% 6/1/29 (AMT) (FGIC) ........................   3,000,000     3,179,970
Philadelphia Pennsylvania Water & Waste
  Water Revenue Series A
  5.125% 8/1/27 (AMBAC) ............................  14,700,000    14,401,296
                                                                  ------------
                                                                    19,601,484
                                                                  ------------
10

                                                      Principal       Market
Delaware Tax-Free Pennsylvania Fund                     Amount        Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Other Revenue Bonds - 12.78%
  Allegheny County Pennsylvania Redevelopment
    Authority Tax Increment Revenue
    (Waterfront) Series B
    6.00% 12/15/10 .................................  $1,000,000  $  1,060,320
    6.40% 12/15/18 .................................   2,500,000     2,621,925
  Dauphin County Pennsylvania General Authority
    Office and Parking (Forum Place)
    Series A 6.00% 1/15/25 .........................   3,550,000     3,325,711
  Dauphin County Pennsylvania General Authority
    Office and Parking (Riverfront Office Center)
    Series A 6.00% 1/1/25 ..........................   4,000,000     3,747,360
**First Albany Corporation Municipal Series,
    Inverse Floater 7.46% 12/15/14
    (AMBAC) ........................................  31,000,000    34,655,520
  Harrisburg Pennsylvania Authority Office
    and Parking Revenue Series A
    6.00% 5/1/19 ...................................   7,500,000     6,904,125
  Philadelphia Pennsylvania
    5.00% 9/15/31 (FSA) ............................  23,680,000    22,679,046
  Philadelphia Pennsylvania Parking
    Authority Revenue
    5.00% 2/1/27 (AMBAC) ...........................   5,090,000     4,895,308
 +Philadelphia Gas Works Revenue
    6.23% 1/1/12 (AMBAC) ...........................   2,500,000     1,493,275
  Pittsburgh & Allegheny County Pennsylvania
    Public Auditorium
    5.00% 2/1/29 (AMBAC) ...........................   7,750,000     7,461,933
    5.125% 2/1/35 (AMBAC) ..........................   5,350,000     5,198,167
                                                                  ------------
                                                                    94,042,690
                                                                  ------------
  Total Municipal Bonds
    (cost $702,249,919) ............................               725,699,256
                                                                  ------------
  Total Market Value of Securities - 98.66%
    (cost $702,249,919) ............................               725,699,256
  Receivables and Other Assets
  Net of Liabilities - 1.34% .......................                 9,877,929
                                                                  ------------
  Net Assets Applicable to 94,027,645
    Shares Outstanding - 100.00% ...................              $735,577,185
                                                                  ============
  Net Asset Value - Delaware Tax-Free
    Pennsylvania Fund Class A
    ($695,328,876 / 88,882,771 Shares) .............                     $7.82
                                                                         -----
  Net Asset Value - Delaware Tax-Free
    Pennsylvania Fund Class B
    ($36,349,904 / 4,646,546 Shares) ...............                     $7.82
                                                                         -----
  Net Asset Value - Delaware Tax-Free
    Pennsylvania Fund Class C
    ($3,898,405 / 498,328 Shares) ..................                     $7.82
                                                                         -----
--------------------------------------------------------------------------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2001.
 +Zero coupon bond - the interest rate shown is the effective yield at the time of purchase by the Fund.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Asset Gty - Insured by the Asset Guaranty Insurance Company
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Components of Net Assets at February 28, 2001:
Shares of beneficial interest (unlimited
  authorization - no par) ..........................              $741,142,338
Accumulated net realized loss
  on investments ...................................               (29,014,490)
Net unrealized appreciation of investments .........                23,449,337
                                                                  ------------
Total net assets ...................................              $735,577,185
                                                                  ============
Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Pennsylvania Fund
Net asset value Class A (A) ........................                     $7.82
Sales charge (3.75% of offering price, or 3.84%
  of amount invested per share) (B) ................                      0.30
                                                                         -----
Offering price .....................................                     $8.12
                                                                         =====
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Operations

Year Ended February 28, 2001                                     Delaware Tax-Free Pennsylvania Fund
----------------------------------------------------------------------------------------------------
Investment Income:
Interest .......................................................                       $45,871,353

Expenses:
Management fees ................................................  3,954,448
Distribution expenses ..........................................  1,804,797
Dividend disbursing and transfer agent fees and expenses .......    559,000
Accounting and administration expenses .........................    303,997
Reports and statements to shareholders .........................    276,939
Professional fees ..............................................     89,650
Custodian fees .................................................     73,621
Trustees' fees .................................................     21,485
Registration fees ..............................................      6,000
Taxes (other than taxes on income) .............................        206
Other ..........................................................     93,893
                                                                 ----------
                                                                  7,184,036
Less expenses paid indirectly ..................................    (35,754)
                                                                 ----------
Total expenses .................................................                         7,148,282
                                                                                       -----------

Net Investment Income ..........................................                        38,723,071
                                                                                       -----------

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments ...............................                        (1,329,363)
Net change in unrealized appreciation/depreciation of
  investments ..................................................                        36,810,057
                                                                                       -----------

Net Realized and Unrealized Gain on Investments ................                        35,480,694
                                                                                       -----------

Net Increase in Net Assets Resulting from Operations ...........                       $74,203,765
                                                                                       ===========

                             See accompanying notes
12

Statements of Changes in Net Assets

                                                                            Delaware Tax-Free Pennsylvania Fund
------------------------------------------------------------------------------------------------------------------

                                                                                         Year Ended
                                                                               2/28/01                2/29/00
Increase (Decrease) in Net Assets from Operations:
Net investment income ..................................................... $ 38,723,071           $ 43,727,581
Net realized loss on investments ..........................................   (1,329,363)           (20,524,031)
Net change in unrealized appreciation/depreciation of investments .........   36,810,057            (69,393,134)
                                                                            -----------------------------------
Net increase (decrease) in net assets resulting from operations ...........   74,203,765            (46,189,584)
                                                                            -----------------------------------
Dividends and Distributions to Shareholders from:
Net investment income:
   Class A ................................................................  (36,922,790)           (41,724,653)
   Class B ................................................................   (1,626,409)            (1,824,404)
   Class C ................................................................     (173,872)              (178,524)
                                                                            -----------------------------------
                                                                             (38,723,071)           (43,727,581)
                                                                            -----------------------------------
Capital Share Transactions:
Proceeds from shares sold:
   Class A ................................................................   14,637,746             23,862,911
   Class B ................................................................    2,615,534              5,605,238
   Class C ................................................................      780,658              1,249,953

Net asset value of shares issued upon reinvestment
   of dividends and distributions:
   Class A ................................................................   21,139,109             24,002,904
   Class B ................................................................      903,312              1,052,295
   Class C ................................................................      124,393                134,166
                                                                            -----------------------------------
                                                                              40,200,752             55,907,467
                                                                            -----------------------------------
Cost of shares repurchased:
   Class A ................................................................  (90,648,092)          (117,904,345)
   Class B ................................................................   (6,303,584)            (7,834,490)
   Class C ................................................................   (1,097,872)            (1,003,067)
                                                                            -----------------------------------
                                                                             (98,049,548)          (126,741,902)
                                                                            -----------------------------------
Decrease in net assets derived from capital share transactions ............  (57,848,796)           (70,834,435)
                                                                            -----------------------------------
Net Decrease in Net Assets ................................................  (22,368,102)          (160,751,600)

Net Assets:
Beginning of period .......................................................  757,945,287            918,696,887
                                                                            -----------------------------------
End of period ............................................................. $735,577,185           $757,945,287
                                                                            -----------------------------------

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Pennsylvania Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              2/28/01     2/29/00      2/28/99     2/28/98      2/28/97
Net asset value, beginning of period .......................   $7.460      $8.290       $8.420      $8.240       $8.460

Income (loss) from investment operations:
  Net investment income ....................................    0.402       0.410        0.415       0.430        0.456
  Net realized and unrealized gain (loss) on investments ...    0.360      (0.830)      (0.034)      0.193       (0.105)
                                                               --------------------------------------------------------
  Total from investment operations .........................    0.762      (0.420)       0.381       0.623        0.351
                                                               --------------------------------------------------------

Less dividends and distributions from:
  Net investment income ....................................   (0.402)     (0.410)      (0.415)     (0.430)      (0.456)
  Net realized gain on investments .........................       --          --       (0.096)     (0.013)      (0.115)
                                                               --------------------------------------------------------
  Total dividends and distributions ........................   (0.402)     (0.410)      (0.511)     (0.443)      (0.571)
                                                               --------------------------------------------------------

  Net asset value, end of period ...........................   $7.820      $7.460       $8.290      $8.420       $8.240
                                                               ========================================================

Total return(1) ............................................   10.47%      (5.18%)       4.64%       7.78%        4.35%

Ratios and supplemental data:
  Net assets, end of year (000 omitted) .................... $695,329    $716,646     $871,740    $917,364     $954,258
  Ratio of expenses to average net assets ..................    0.92%       0.92%        0.95%       0.94%        0.91%
  Ratio of net investment income to average net assets .....    5.26%       5.21%        4.96%       5.20%        5.52%
  Portfolio turnover .......................................      23%         38%          41%         32%          27%

-------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Pennsylvania Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              2/28/01     2/29/00      2/28/99     2/28/98      2/28/97
Net asset value, beginning of period .......................   $7.460      $8.290       $8.420      $8.240       $8.460

Income (loss) from investment operations:
  Net investment income ....................................    0.341       0.347        0.348       0.370        0.390
  Net realized and unrealized gain (loss) on investments ...    0.360      (0.830)      (0.034)      0.193       (0.105)
                                                               --------------------------------------------------------
  Total from investment operations .........................    0.701      (0.483)       0.314       0.563        0.285
                                                               --------------------------------------------------------

Less dividends and distributions from:
  Net investment income ....................................   (0.341)     (0.347)      (0.348)     (0.370)      (0.390)
  Net realized gain on investments .........................       --          --       (0.096)     (0.013)      (0.115)
                                                               --------------------------------------------------------
  Total dividends and distributions ........................   (0.341)     (0.347)      (0.444)     (0.383)      (0.505)
                                                               --------------------------------------------------------

  Net asset value, end of period ...........................   $7.820      $7.460       $8.290      $8.420       $8.240
                                                               ========================================================

Total return(1) ............................................    9.59%      (5.94%)       3.81%       6.92%        3.52%

Ratios and supplemental data:
  Net assets, end of year (000 omitted) ....................  $36,350     $37,390      $42,994     $37,631      $31,644
  Ratio of expenses to average net assets ..................    1.72%       1.72%        1.75%       1.74%        1.71%
  Ratio of net investment income to average net assets .....    4.46%       4.41%        4.16%       4.40%        4.72%
  Portfolio turnover .......................................      23%         38%          41%         32%          27%

------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Pennsylvania Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              2/28/01     2/29/00      2/28/99     2/28/98      2/28/97
Net asset value, beginning of period .......................   $7.460      $8.290       $8.420      $8.240       $8.460

Income (loss) from investment operations:
  Net investment income ....................................    0.340       0.347        0.355       0.364        0.390
  Net realized and unrealized gain (loss) on investments ...    0.360      (0.830)      (0.034)      0.193       (0.105)
                                                               --------------------------------------------------------
  Total from investment operations .........................    0.700      (0.483)       0.321       0.557        0.285
                                                               --------------------------------------------------------

Less dividends and distributions from:
  Net investment income ....................................   (0.340)     (0.347)       0.355      (0.364)      (0.390)
  Net realized gain on investments .........................       --          --       (0.096)     (0.013)      (0.115)
                                                               --------------------------------------------------------
  Total dividends and distributions ........................   (0.340)     (0.347)       0.451       0.377       (0.505)
                                                               --------------------------------------------------------

  Net asset value, end of period ...........................   $7.820      $7.460       $8.290      $8.420       $8.240
                                                               ========================================================

Total return(1) ............................................    9.58%      (5.94%)       3.81%       6.92%        3.52%

Ratios and supplemental data:
  Net assets, end of year (000 omitted) ....................   $3,898      $3,909       $3,963      $2,569       $1,181
  Ratio of expenses to average net assets ..................    1.72%       1.72%        1.75%       1.74%        1.71%
  Ratio of net investment income to average net assets .....    4.46%       4.41%        4.16%       4.40%        4.72%
  Portfolio turnover .......................................      23%         38%          41%         32%          27%

---------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Notes to Financial Statements

February 28, 2001
--------------------------------------------------------------------------------
Delaware Group State Tax-Free Income Trust (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Tax-Free Pennsylvania Fund and Delaware Tax-Free New Jersey Fund. These financial statements and related notes pertain to Delaware Tax-Free Pennsylvania Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months.

The investment objective of Delaware Tax-Free Pennsylvania Fund is to seek as high a level of current income exempt from federal income tax and Pennsylvania state personal income tax, as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000, and will require investment companies to amortize all premiums and discounts on fixed income securities. The Fund does not amortize market discounts currently on fixed income securities, but recognizes the discount at disposition in compliance with the Internal Revenue Code. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Fund. Additionally, the above adjustment will have no impact on the Fund's distributions, which are determined in accordance with federal income tax regulations.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $17,082 for the year ended February 28, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended February 28, 2001 were approximately $18,672. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
For the year ended February 28, 2001, DDLP earned $46,830 for commissions on sales of the Fund's Class A shares.

At February 28, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC ..............  $301,524
Dividend disbursing, transfer agent fees,
   accounting and other expenses
   payable to DSC .....................................   $71,648
Other expenses payable to DMC and affiliates ..........  $218,091

Certain officers of DMC, DSC and DDLP are officers, trustees, and/or employees of the Fund. These officers, trustees, and employees are paid no compensation by the Fund.

3. Investments
For the year ended February 28, 2001, the Fund made purchases of $170,601,827 and sales of $222,875,741 of investment securities other than U.S. government securities and short-term investments.

At February 28, 2001, the cost of investments for federal income tax purposes was $706,945,729. At February 28, 2001 the net unrealized appreciation was $18,753,527, of which $31,793,220 related to unrealized appreciation of investments and $13,039,693 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of February 28, 2001, of $23,924,747 which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:
$15,601,441 in 2008 and $8,323,306 in 2009.

4. Capital Shares
Transactions in capital shares were as follows:

                                                             Year Ended
                                                        2/28/01       2/29/00

Shares sold:
  Class A .........................................    1,909,883      3,061,342
  Class B .........................................      341,430        707,397
  Class C .........................................      101,523        156,389

Shares issued upon reinvestment of dividends
  and distributions:
  Class A .........................................    2,764,323      3,059,519
  Class B .........................................      118,145        134,274
  Class C .........................................       16,284         17,135
                                                     -----------    -----------
                                                       5,251,588      7,136,056
                                                     -----------    -----------
Shares repurchased:
  Class A .........................................  (11,879,442)   (15,128,940)
  Class B .........................................     (826,305)    (1,011,697)
  Class C .........................................     (143,663)      (127,172)
                                                     -----------    -----------
                                                     (12,849,410)    16,267,809)
                                                     -----------    -----------

Net decrease ......................................   (7,597,822)    (9,131,753)
                                                     ===========    ===========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding at February 28, 2001, or at any time during the fiscal year.

--------------------------------------------------------------------------------
6. Market and Credit Risk
The Fund concentrates its investments in securities issued by Pennsylvania municipalities. The value of these investments may be adversely affected by new legislation within Pennsylvania, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

7. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended February 28, 2001, the Fund designates distributions paid during the year as follows:

    (A)                     (B)
 Long-Term                Ordinary             (C)              (D)
Capital Gains              Income           Tax-Exempt         Total
Distributions          Distributions      Distributions     Distributions
 (Tax Basis)            (Tax Basis)        (Tax Basis)       (Tax Basis)
---------------------------------------------------------------------------
     0%                      0%                100%             100%

--------------
Items (A), (B), and (C) are based on a percentage of the Fund's total distributions.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group State Tax-Free Income Trust--Delaware Tax-Free Pennsylvania Fund

We have audited the accompanying statement of net assets of Delaware Tax-Free Pennsylvania Fund (the "Fund") as of February 28, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Tax-Free Pennsylvania Fund at February 28, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                   /s/ Ernst & Young LLP
                                   ----------------------
                                     Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2001

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                 International and Global            Tax-Exempt Income
   o  Technology and                 o  Emerging Markets Fund            o  National High-Yield
       Innovation Fund               o  New Pacific Fund                     Municipal Bond Fund
   o  American Services Fund         o  Overseas Equity Fund             o  Tax-Free USA Fund
   o  Select Growth Fund             o  International Equity Fund        o  Tax-Free Insured Fund
   o  Trend Fund                     o  Global Equity Fund               o  Tax-Free USA
   o  Growth Opportunities           o  Global Bond Fund                     Intermediate Fund
       Fund                                                              o  State Tax-Free Funds*
   o  Small Cap Value Fund        Current Income
   o  U.S. Growth Fund               o  Delchester Fund               Stability of Principal
   o  Tax-Efficient Equity Fund      o  High-Yield                       o  Cash Reserve
   o  Social Awareness Fund              Opportunities Fund              o  Tax-Free Money Fund
   o  Growth Stock Fund              o  Strategic Income Fund
                                     o  Corporate Bond Fund           Asset Allocation
Total Return                         o  Extended Duration                o  Foundation Funds
   o  Blue Chip Fund                     Bond Fund                           Growth Portfolio
   o  Devon Fund                     o  American Government                  Balanced Portfolio
   o  Growth and Income Fund             Bond Fund                           Income Portfolio
   o  Decatur Equity                 o  U.S. Government
       Income Fund                       Securities Fund
   o  REIT Fund                      o  Limited-Term
   o  Balanced Fund                      Government Fund

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, New Jersey, New Mexico, New York, North Dakota, Oregon, Pennsylvania, and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Pennsylvania Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                                 Thomas F. Madison                           Investment Manager
                                                  President and Chief Executive Officer       Delaware Management Company
Charles E. Haldeman, Jr.                          MLM Partners, Inc.                          Philadelphia, PA
Chairman                                          Minneapolis, MN
Delaware Investments Family of Funds                                                          International Affiliate
Philadelphia, PA                                  Janet L. Yeomans                            Delaware International Advisers Ltd.
                                                  Vice President and Treasurer                London, England
Walter P. Babich                                  3M Corporation
Board Chairman                                    St. Paul, MN                                National Distributor
Citadel Constructors, Inc.                                                                    Delaware Distributors, L.P.
King of Prussia, PA                               AFFILIATED OFFICERS                         Philadelphia, PA

David K. Downes                                   William E. Dodge                            Shareholder Servicing, Dividend
President and Chief Executive Officer             Executive Vice President and                Disbursing and Transfer Agent
Delaware Investments Family of Funds              Chief Investment Officer, Equity            Delaware Service Company, Inc.
Philadelphia, PA                                  Delaware Investments Family of Funds        Philadelphia, PA
                                                  Philadelphia, PA
John H. Durham                                                                                2005 Market Street
Private Investor                                  Jude T. Driscoll                            Philadelphia, PA 19103-7057
Horsham, PA                                       Executive Vice President and
                                                  Head of Fixed Income
John A. Fry                                       Delaware Investments Family of Funds
Executive Vice President                          Philadelphia, PA
University of Pennsylvania
Philadelphia, PA                                  Richard J. Flannery
                                                  President and Chief Executive Officer
Anthony D. Knerr                                  Delaware Distributors, L.P.
Consultant, Anthony Knerr & Associates            Philadelphia, PA
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

(4452)                                                       Printed in the USA
AR-007 [2/01] BUR 4/01                                                    J6943